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                             CONTRACT SPECIFICATIONS

CONTRACT NUMBER                              [79-7900-123456]

CONTRACT NUMBER                              [79-7900-123456]

CONTRACT TYPE                                [Non qualified] or [Qualified plan
                                             under IRS code section 401, 403(b)
                                             or 408A]

OWNER/ANNUITANT                              [John J. Doe]
                                             [Mary J. Doe]

AGE OF OWNER                                 [35]

AGE OF ANNUITANT                             [35]

DATE OF COVERAGE                             [June 21, 1998]

CONTRACT ANNIVERSARY DATE                    [June 21, 1999 ]

INITIAL PURCHASE PAYMENT                     [$100,000]

MINIMUM INITIAL PURCHASE PAYMENT             [$20,000]

MINIMUM ADDITIONAL PAYMENT                   [$ 1,000]

MAXIMUM PURCHASE PAYMENT                     [Any purchase payment that would
(WITHOUT PRIOR APPROVAL OF THE COMPANY)      NOT cause Account Value to exceed
                                             $2,000,000]

BENEFICIARY (RELATIONSHIP)                   [Susan J. Doe (Daughter)]

ANNUITY COMMENCEMENT DATE                    [July 1, 2058][ If Charitable
                                             Remainder Trust, July 1, 2063]

ANNUITY OPTION                               [Deferred]

          Minimum Annuity Purchase Amount    [$5,000]

          Minimum Initial Annuity Payment
          Amount                             [$50]

          Account Fee After Annuity
          Commencement Date                  [$50]

ACCOUNT FEE                                  [$50]

MAXIMUM ACCOUNT FEE                          [$50]

MINIMUM ACCOUNT VALUE FOR WAIVER OF
ACCOUNT FEE                                  [$100,000]

INITIAL GUARANTEE PERIODS(S)                 ["1-10 Year" or "Non-Elected"]

GUARANTEED INTEREST RATE                     ["1YR-4.5%, "3YR-5.6%" or "N/A"]

          Minimum Guarantee Period Amount    [$1,000]

          Minimum Guarantee Interest Rate    3%

          Market Value Adjustment
          ("b" Factor)                       [0%]            Maximum 0.25%

CURRENT FEE PER TRANSFER                     [$0]

          Maximum Fee Per Transfer           [$25]

          Maximum Number of Transfers
          per Year                           [12]

          Minimum Transfer Amount            [$1,000]

          Minimum Remaining in Sub-Account
          after Transfer                     [$1,000]

          ANNUAL ASSET CHARGE

          Under $1,000,000                   1.15%or 1.30% or 1.40% or 1.55%
                                             1.40% after Annuity Commencement

          $1,000,000 and over                1.00% or 1.15% or 1.25% or 1.40%
                                             1.25% after Annuity Commencement
                                             Date

BASIC DEATH BENEFIT                          [The greatest of 1,2 or 3 shown in
                                             the "Amount of Death Benefit"
                                             Provision]

OPTIONAL DEATH BENEFIT(S)                    [None]

[EARNINGS ENHANCEMENT BENEFIT ("EEB")]       [The Basic Death Benefit plus

                                             -  If the Covered Person is 69 or
                                                younger on the Date of Coverage,
                                                40% of the excess of the
                                                Accumulation Account Value over
                                                adjusted Purchase Payments, up
                                                to an amount no greater than 40%
                                                of adjusted Purchase Payments,

                                                             or

                                             -  If the Covered Person is between
                                                70 and 79

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                                                years old on the Date of
                                                Coverage, 25% of the excess
                                                of the Accumulation Account
                                                Value over adjusted Purchase
                                                Payments up to an amount no
                                                greater than 25% of adjusted
                                                Purchase Payments]

[WHAT ARE ADJUSTED PURCHASE PAYMENTS?]       Adjusted Purchase Payments are Net
                                             purchase payments that have been
                                             proportionally reduced by a partial
                                             withdrawal as explained in the
                                             "Amount of Death Benefit"
                                             provision.

                                                           [and]

[MAXIMUM ACCOUNT ANNIVERSARY VALUE           [The greater of the Basic Death
BENEFIT ("MAV")]                             Benefit and the highest
                                             Accumulation Account Value on any
                                             Contract Anniversary prior to the
                                             Covered Person's 81st birthday,
                                             adjusted for any subsequent
                                             Purchase Payments and Partial
                                             Withdrawals and Charges made
                                             between such Account Anniversary
                                             and the Death Benefit Date.]

                                                           [and]

[5% PREMIUM ROLL UP BENEFIT ("5% ROLL UP")]  [The greater of the Basic Death
                                             Benefit and your total purchase
                                             payments plus interest accrued as
                                             follows:

                                             -  Interest will accrue on Purchase
                                                Payments allocated to and
                                                transfers to the Variable
                                                Account while they remain in the
                                                Variable Account at 5% per year
                                                until the first day of the month
                                                following the Covered Person's
                                                80th birthday or until the
                                                Purchase Payment or amount
                                                Transferred has doubled in
                                                amount, whichever is earlier]

                                             [MAV AND 5% ROLL UP:

[HOW WILL THE BENEFITS OFFERED BY            The death benefit will equal the
THESE RIDERS BE CALCULATED IF MORE           greater of the following values:
THAN ONE IS ELECTED?]
                                             -  Maximum Account Anniversary
                                                Value Benefit

                                             -  5% Premium Roll up Benefit]

                                             [MAV AND EEB:

                                             The death benefit will equal the
                                             Maximum Account Anniversary Value
                                             Benefit plus:

                                             -  If the Covered Person is 69 or
                                                younger on the Date of Coverage,
                                                40% of the excess of the
                                                Accumulation Account Value over
                                                the adjusted Purchase Payments,
                                                up to an amount no greater than
                                                40% of adjusted Purchase
                                                Payments.]

                                             -  If the Covered Person is between
                                                70 and 79 years old on the Date
                                                of Coverage, 25% of the excess
                                                of the Accumulation Account
                                                Value over the adjusted Purchase
                                                Payments, up to an amount no
                                                greater than 25% of adjusted
                                                Purchase Payments.]

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                                             [5% PREMIUM ROLL UP AND EEB:

                                             The death benefit will equal the 5%
                                             Premium Roll up Benefit plus

                                             -  If the Covered Person is 69 or
                                                younger on the Date of Coverage,
                                                40% of the excess of the
                                                Accumulation Account Value over
                                                the adjusted Purchase Payments,
                                                up to an amount no greater than
                                                40% of adjusted Purchase
                                                Payments.]

                                             -  If the Covered Person is between
                                                70 and 79 years old on the Date
                                                of Coverage, 25% of the excess
                                                of the Accumulation Account
                                                Value over the adjusted Purchase
                                                Payments, up to an amount no
                                                greater than 25% of adjusted
                                                Purchase Payments.]

                                             [MAV, 5% ROLL UP AND EEB:

                                             The death benefit will equal the
                                             greater of:

                                             -  Maximum Account Anniversary
                                                Value Benefit

                                             -  5% Premium Roll up Benefit

                                                            PLUS

                                             -  If the Covered Person is 69 or
                                                younger on the Date of Coverage,
                                                40% of the excess of the
                                                Accumulation Account Value over
                                                the adjusted Purchase Payments,
                                                up to an amount no greater than
                                                40% of adjusted Purchase
                                                Payments.

                                                             Or

                                             -  If the Covered Person is between
                                                70 and 79 years old on the Date
                                                of Coverage, 25% of the excess
                                                of the Accumulation Account
                                                Value over the adjusted Purchase
                                                Payments, up to an amount no
                                                greater than 25% of adjusted
                                                Purchase Payments.]

                                             [The Basic Death Benefit plus

[EARNINGS ENHANCEMENT BENEFIT PLUS ("EEB     -  If the Covered Person is 69 or
PLUS BENEFIT")]                                 younger on the Date of Coverage,
                                                40% of the excess of the
                                                Accumulation Account Value over
                                                adjusted Purchase Payments, up
                                                to an amount no greater than
                                                100% of adjusted Purchase
                                                Payments*,

                                                             or

                                             -  If the Covered Person is between
                                                70 and 79 years old on the Date
                                                of Coverage, 25% of the excess
                                                of the Accumulation Account
                                                Value over adjusted Purchase
                                                Payments up to an amount no
                                                greater than 40% of adjusted
                                                Purchase Payments*]

[WHAT ARE ADJUSTED PURCHASE PAYMENTS?]       [Adjusted Purchase Payments are Net
                                             purchase payments that have been
                                             proportionally reduced by a partial
                                             withdrawal as explained in the
                                             "Amount of Death Benefit"
                                             provision.

                                                [*(After the seventh Contract
                                                Anniversary, in

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                                                determining 100% or 40% of
                                                adjusted Purchase Payments, any
                                                purchase payment made within 12
                                                months of the date of death
                                                will be deducted from the
                                                adjusted Purchase Payment
                                                calculation),]

[EARNINGS ENHANCEMENT BENEFIT PLUS           The greater of the Basic Death
MAXIMUM ACCOUNT ANNIVERSARY VALUE            Benefit and the highest
BENEFIT ("EEB PLUS MAV ")]                   Accumulation Account Value on any
                                             Contract Anniversary prior to the
                                             Covered Person's 81st birthday,
                                             adjusted for any subsequent
                                             Purchase Payments and Partial
                                             Withdrawals and Charges made
                                             between such Account Anniversary
                                             and the Death Benefit Date.(Maximum
                                             Account Anniversary Value
                                             Benefit")]

                                             -  If the Covered Person is 69 or
                                                younger on the Date of Coverage,
                                                40% of the excess of the Maximum
                                                Account Anniversary Account
                                                Value Benefit over adjusted
                                                Purchase Payments, up to an
                                                amount no greater than 100% of
                                                adjusted Purchase Payments* ]

                                                               Or

                                             -  If the Covered Person is between
                                                70 and 79 years old on the Date
                                                of Coverage, 25% of the excess
                                                of the Maximum Anniversary
                                                Account Value Benefit over
                                                adjusted Purchase Payments up to
                                                an amount no greater than 40% of
                                                adjusted Purchase Payments *

[WHAT ARE ADJUSTED PURCHASE PAYMENTS?]       Adjusted Purchase Payments are Net
                                             purchase payments that have been
                                             proportionally reduced by a partial
                                             withdrawal as explained in the
                                             "Amount of Death Benefit"
                                             provision.

                                                [*(After the seventh
                                                Contract Anniversary, in
                                                determining 100% or 40% of Net
                                                Purchase Payments, any purchase
                                                payment made within 12 months of
                                                the date of death will be
                                                deducted from the Net Purchase
                                                Payment calculation),]

                                             [The 5% Roll up Benefit Value plus
[EARNINGS ENHANCEMENT BENEFIT PLUS           -  If the Covered Person is 69 or
5% ROLL UP BENEFIT ("EEB PLUS 5%")]             younger on the Date of Coverage,
                                                40% of the excess of the 5%
                                                Roll-up benefit over adjusted
                                                Purchase Payments, up to an
                                                amount no greater than 100% of
                                                adjusted Purchase Payments* ]

                                                              Or

                                             -  If the Covered Person is between
                                                70 and 79 years old on the Date
                                                of Coverage, 25% of the excess
                                                of the 5% Roll-up Benefit over
                                                adjusted Purchase Payments up to
                                                an amount no greater than 40% of
                                                adjusted Purchase Payments *,]

[WHAT ARE ADJUSTED PURCHASE PAYMENTS?]       Adjusted Purchase Payments are Net
                                             purchase payments that have been
                                             proportionally reduced by a partial
                                             withdrawal as explained in the
                                             "Amount of Death Benefit"
                                             provision.

                                                [*(After the seventh Contract
                                                Anniversary, in determining 100%
                                                or 40% of adjusted Purchase
                                                Payments, any purchase payment

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                                                made within 12 months of the
                                                date of death will be deducted
                                                from the adjusted Purchase
                                                Payment calculation),]

[WHAT BENEFIT IS PAYABLE UNDER ANY           If the spouse of the Covered Person
OPTIONAL DEATH BENEFIT IN THE EVENT          chooses to continue this Contract
THE COVERED PERSON'S SPOUSE CHOOSES          after the Covered Person's death,
TO CONTINUE THE CONTRACT AFTER THE           the amount payable under this
COVERED PERSON'S DEATH?]                     Rider will be credited to the
                                             Accumulation Account Value as of
                                             the Death Benefit Date. Thereafter,
                                             the Rider will continue in force
                                             and be payable upon the spouse's
                                             death. For purposes of calculating
                                             this benefit upon the spouse's
                                             death, the Accumulation Account
                                             Value on the Participant's Death
                                             Benefit Date (inclusive of any
                                             Death Benefit Amount increases)
                                             will be considered the Initial Net
                                             Purchase Payment. If a benefit is
                                             payable on the spouse's Death
                                             Benefit Date, the Death Benefit
                                             Amount will be based on the
                                             spouse's age on the Date of
                                             Coverage.]

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Available Fund Options

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